UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 12, 2016 (May 10, 2016)

LOEWS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6541	13-2646102
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

667 Madison Avenue, New York, N.Y.	10065-8087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 521-2000

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

   Set forth below is information relating to the 2016 Annual Meeting of Shareholders of the Registrant.

The Annual Meeting was called to order at 11:00 A.M., May 10, 2016. Represented at the meeting, in person or by proxy, were shares representing 320,231,575 votes, approximately 94.5% of the votes represented by issued and outstanding shares entitled to vote.

The following business was transacted:

Election of Directors

Over 83.3% of the votes cast for directors were voted for the election of the following directors. The number of votes for, against and abstained and all shares as to which brokers indicated that they did not have the authority to vote (“Broker Non-Votes”) with respect to each director were as follows:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes

Lawrence S. Bacow	302,587,313	1,246,321	536,223	15,861,718
Ann E. Berman	302,524,694	1,310,868	534,295	15,861,718
Joseph L. Bower	296,501,982	7,696,891	170,984	15,861,718
Charles D. Davidson	302,650,686	1,184,430	534,741	15,861,718
Charles M. Diker	299,807,608	4,393,133	169,116	15,861,718
Jacob A. Frenkel	253,592,931	50,606,594	170,332	15,861,718
Paul J. Fribourg	273,220,357	30,975,351	174,149	15,861,718
Walter L. Harris	253,611,556	50,592,007	166,294	15,861,718
Philip A. Laskawy	301,248,567	2,949,770	171,520	15,861,718
Ken Miller	302,487,251	1,344,852	537,754	15,861,718
Andrew H. Tisch	258,892,410	45,354,398	123,049	15,861,718
James S. Tisch	297,498,727	6,748,126	123,004	15,861,718
Jonathan M. Tisch	293,590,715	10,654,921	124,221	15,861,718
Anthony Welters	302,177,540	1,653,990	538,327	15,861,718

Advisory Vote on Executive Compensation

Approved – 277,871,765 votes, approximately 91.3% of the votes cast, voted, in an advisory vote, to approve the compensation of the executive officers of the Registrant named in its proxy statement dated March 30, 2016. 26,059,828 votes, approximately 8.6% of the votes cast, voted against, and shares representing 438,264 votes, approximately 0.1% of the votes cast, abstained. In addition, there were 15,861,718 Broker Non-Votes.

Ratification of the Appointment of Independent Auditors

Approved – 318,563,253 votes, approximately 99.5% of the votes cast, voted to ratify the appointment of Deloitte & Touche, LLP as independent auditors for the Registrant. 1,516,676 votes, approximately 0.5% of the votes cast, voted against, and shares representing 151,646 votes, approximately 0.1% of the votes cast, abstained.

Approval of the Loews Corporation 2016 Incentive Compensation Plan

Approved – 297,011,661 votes, approximately 97.6% of the votes cast, voted to approve the proposed Loews Corporation 2016 Incentive Compensation Plan. 7,037,891 votes, approximately 2.3% of the votes cast, voted against, and shares representing 320,305 votes, approximately 0.1% of the votes cast, abstained. In addition, there were 15,861,718 Broker Non-Votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOEWS CORPORATION
(Registrant)

Dated: May 12, 2016	By:	/s/ Kenneth J. Zinghini
Kenneth J. Zinghini
Vice President and
Deputy General Counsel